UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2016

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3301 Olcott Street

Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On March 14, 2016, MoSys, Inc. (the “Company”), entered into a 10% Senior Secured Convertible Note Purchase Agreement (the “Purchase Agreement”) with the purchaser of $8,000,000 principal amount of 10% Senior Secured Convertible Notes due August 15, 2018 (the “Notes”), at par, in a private placement transaction effected pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Offering”). The conversion price of the Notes is $0.90 per share and is subject to adjustment upon certain events as set forth in the Purchase Agreement. Pursuant to a security agreement entered into by the Company, the Notes are secured by a security interest in all of the assets of the Company.

The Notes bear interest at the annual rate of 10%. Accrued interest is payable semi-annually in cash or in kind through the issuance of identical new Notes, or with a combination of the two, at the Company’s option.  The Notes are noncallable and nonredeemable by the Company. The Notes are redeemable at the election of the holders if the Company experiences a fundamental change (as defined in the Notes), which generally would occur in the event (i) any person acquires beneficial ownership of shares of common stock of the Company entitling such person to exercise at least 40% of the total voting power of all of the shares of capital stock of the Company entitled to vote generally in elections of directors, (ii) an acquisition of the Company  by another person through a merger or consolidation, or the sale, transfer or lease of all or substantially all of the Company’s  assets, or (iii) the Company’s current directors cease to constitute a majority of the board of directors of the Company within a 12-month period, disregarding for this purpose any director who voluntarily resigns as a director or dies while serving as a director. The redemption price is 120% of the principal amount of the Note to be repurchased plus accrued and unpaid interest as of the redemption date.

The conversion price of $0.90 per share of common stock shall be reset, if, prior to the maturity date, the Company sells new shares of capital stock, or other securities convertible into or exercisable for capital stock, in a financing with one or more accredited investors that yields proceeds to the Company (net of transaction fees, expenses and discounts and commission) of at least $1,000,000 at a price lower than the then applicable conversion price in effect immediately before the closing of such financing; provided that in no event shall the applicable conversion price be reset to less than $0.85 per share of common stock.  The Notes also will be subject to anti-dilution adjustments for stock splits, stock dividends, and the like.  As of the date of the Purchase Agreement, the Notes could be converted into a maximum of 9,411,765 shares of common stock, excluding the effects of payments of interest in kind.

No Note holder shall be entitled to convert such holder’s Notes if effective upon the applicable conversion date (i) the holder would have beneficial ownership of more than 9.9% of the voting capital stock of the Company as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (with exceptions specified in the Purchase Agreement), or (ii) if the shares are being acquired or held with a purpose or effect of changing or influencing control of the Company, or in connection with or as a participant in any transaction having that purpose or effect, as determined in the sole discretion of the board of directors of the Company.

There is no required sinking fund for the Notes. The Notes have not been registered for resale, and the holder(s) do not have registration rights.

The Notes restrict the ability of the Company to incur any indebtedness for borrowed money, unless such indebtedness by its terms is expressly subordinated to the Notes in right of payment and to the security interest of the Note holder(s) in respect to the priority and enforcement of any security interest in property of the Company securing such new debt; provided that the Note holder(s) security interest and cash payment rights under the Notes shall be subordinate to a maximum of $5,000,000 of indebtedness for a secured accounts receivable line of credit facility provided to the Company by a bank or institutional lender; and, provided further, that in no event may the amount of indebtedness to which the  security interest of the Note holder(s) is subordinated exceed the outstanding balance of accounts receivable less than 90 days’ old for which the Company has not recorded an allowance for doubtful accounts pledged under such credit facility.

The Loan Documents define an event of default generally as any failure by the Company to pay an amount owed under the Notes when due (subject to cure periods), a default with respect to other indebtedness of the Company  resulting  in acceleration of such indebtedness, the commencement of bankruptcy or insolvency proceedings, or the cessation of business.  If an event of default occurs under the Notes, the holder(s) of a majority-in- interest of the outstanding principal amount of the Notes may declare the outstanding principal amount thereof to be immediately due and payable and pursue all available remedies, including taking possession of the assets of the Company and selling them to pay the amount of debt then due, plus expenses, in accordance with applicable laws and procedures.

The foregoing summary of the terms of the Offering, the Purchase Agreement, the Notes and the security agreement (the “Loan Documents”) should be read in conjunction with the forms of such agreements filed as exhibits to this report on Form 8-K under Item 9.01, which contain all of the terms of the Loan Documents.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Purchase Agreement, the Notes and the Security Agreement is incorporated by reference into this Item 2.03.

Item 3.02                                           Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the issuance of the Notes and shares of Common Stock issuable thereunder (collectively, the “Securities”) is incorporated by reference into this Item 3.02. The Securities were issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Item 8.01              Other Events.

On March 14, 2016, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Note Purchase Agreement dated March 14, 2016
10.2	Form of Security Agreement dated as of March 14, 2016
10.3	Form of 10% Senior Secured Convertible Note due August 15, 2018
99.1	Press Release by MoSys, Inc. dated March 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: March 15, 2016	By:	/s/ James W. Sullivan
James W. Sullivan
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Note Purchase Agreement dated March 14, 2016
10.2	Form of Security Agreement, dated as of March 14, 2016
10.3	Form of 10% Senior Secured Convertible Note due August 15, 2018
99.1	Press Release by MoSys, Inc. dated March 14, 2016